UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 27, 2004

Date of Report (Date of earliest event reported)

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22167	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 College Boulevard

Leawood, Kansas 66211

(Address of principal executive offices)

(913) 327-4600

(Registrant’s telephone number, including area code)

Item 5 — Other Events and Required FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Euronet Worldwide, Inc.’s press release regarding its financial results for the first quarter 2004.

Item 7 — Exhibits

Exhibit 99.1: Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

/s/ Jeffrey B. Newman

Executive Vice President

Date: April 28, 2004

Index to Exhibits

Exhibit 99.1: Press Release